UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
October 21, 2008
ALLEGHENY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-50151	22-3888163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 North Main Street
P.O. Box 487
Franklin, West Virginia 26807
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (304) 358-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items To Be Included In This Report
Item 2.02. Results of Operations and Financial Condition.
On October 21, 2008, Allegheny Bancshares, Inc. issued a press release announcing results for the quarter ended September 30, 2008. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)Exhibits
     Exhibit 99.1      Press release issued October 21, 2008
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: October 21, 2008	Allegheny Bancshares, Inc.

	By:	/s/ William A. Loving, Jr.

William A. Loving, Jr. Executive Vice President and Chief Executive Officer